UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2019

INNOVUS PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-52991	90-0814124
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Rehco Road, San Diego, CA		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On January 3, 2019, Innovus Pharmaceuticals, Inc. (the “Company”) closed the private placement previously disclosed on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“Commission”) on December 31, 2018. Pursuant to the Securities Purchase Agreement, dated December 30, 2018, between the Company and an accredited investor, the form of which is attached hereto as Exhibit 10.1 (“SPA”), the Company sold and issued to the investor an aggregate of 24,239,503 shares of common stock, 45,306,347 Series A Warrants, 45,306,347 Series B Warrants and 21,066,844 Series C Warrants for gross proceeds to the Company of $3,171,444 (the “Offering”).

The foregoing descriptions of the SPA and the Offering do not purport to be complete, and are qualified in their entirety by reference to the SPA attached hereto as Exhibits 10.1 and the Current Report on Form 8-K filed with the Commission on December 31, 2018.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Randy Berholtz
Randy Berholtz
Executive Vice President, Corporate Development, and General Counsel
Date: January 7, 2019

Exhibit Index

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement and disclosure schedules thereto